                                                               EXHIBIT 99.(A)(2)

                             Letter of Transmittal
                       To Tender Shares of Common Stock

                                      of

                                  GBC Bancorp
                       Pursuant to the Offer to Purchase
                              Dated June 16, 1999

    THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON WEDNESDAY, JULY 14, 1999, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                      IBJ WHITEHALL BANK & TRUST COMPANY

       By First Class or Express Mail:        By Hand or Overnight Delivery:
      IBJ Whitehall Bank & Trust Company   IBJ Whitehall Bank & Trust Company
                 P.O. Box 84                        One State Street
            Bowling Green Station                  New York, NY 10004
           New York, NY 10274-0084        Attn.: Securities Processing Window,
       Attn.: Reorganization Operations           Subcellar One (SC-1)

                               Telephone Number:
                                (212) 858-2103

                            Facsimile Transmission:
                                (212) 858-2611

              To Confirm Receipt of Notice of Guaranteed Delivery
                         and Facsimile Transmissions:

                                (212) 858-2103

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANYONE OTHER THAN THE DEPOSITARY OR TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                        DESCRIPTION OF SHARES TENDERED
                          (See Instructions 3 and 4)
-------------------------------------------------------------------------------

               Name(s) and Address(es) of Registered Holder(s)                           Share Certificate(s) and Shares Tendered
(Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))       (Attach Additional Signed List, If Necessary)
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Total Number of
                                                                                                    Shares Evidenced       Number
                                                                                  Share Certificate     by Share          of Shares
                                                                                     Number(s)*      Certificate(s)*     Tendered**
                                                                          ----------------------------------------------------------
                                                                          ----------------------------------------------------------
                                                                          ----------------------------------------------------------
                                                                          ----------------------------------------------------------
                                                                          ----------------------------------------------------------
                                                                          ----------------------------------------------------------
                                                                                    Total Shares
------------------------------------------------------------------------------------------------------------------------------------

     Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.*** (Attach additional signed list if necessary.) See Instruction 14.
 1st:                 ;     2nd:                 ;      3rd:
-------------------------------------------------------------------------------
       * Need not be completed by shareholders delivering Shares by book-entry transfer.
      ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
     *** If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.
--------------------------------------------------------------------------------

  NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

  This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in
Section 3 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

  Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
   FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Account No. ________________________________________________________________

  Transaction Code No. _______________________________________________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

  Give Account Number and Transaction Code Number if delivered by book-entry transfer:

  Account No. ________________________________________________________________

  Transaction Code No. _______________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to GBC Bancorp, a California corporation (the "Company"), the above-described shares of common stock, no par value (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated June 16, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares, (ii) present Share Certificates for cancellation and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that (i) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) such tender of Shares complies with Rule 14e-4; (ii) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (iii) on request, the undersigned will execute and deliver any additional documents which the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; (iv) the undersigned has read and agrees to all of the terms of the Offer; and (v) the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby.

  The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the Share Certificates tendered hereby. The certificate numbers, the number of Shares represented by such Share Certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes.

  The undersigned understands that the Company will determine a single per Share price (not greater than $22 nor less than $18 per Share) (the "Purchase Price") that it will pay for Shares validly tendered pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the Purchase Price that will allow it to buy 2,000,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $22 nor less than $18 per Share) pursuant to the Offer. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price and Shares not purchased because of proration.

  The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that Share Certificates representing Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payments Instructions," to transfer any Share Certificate from the name of its registered holder, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                     PRICE (IN DOLLARS) PER SHARE AT WHICH
                           SHARES ARE BEING TENDERED
--------------------------------------------------------------------------------

           IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, USE A
            SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED.
                              (See Instruction 5)

--------------------------------------------------------------------------------

           CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF
             NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS
              INSTRUCTIONS), THERE IS NO PROPER TENDER OF SHARES.

--------------------------------------------------------------------------------

  [_] 18.00        [_] 19.00             [_] 20.00             [_] 21.00             [_] 22.00
  [_] 18.25        [_] 19.25             [_] 20.25             [_] 21.25
  [_] 18.50        [_] 19.50             [_] 20.50             [_] 21.50
  [_] 18.75        [_] 19.75             [_] 20.75             [_] 21.75


                                    ODD LOTS
                              (See Instruction 8)

   To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on June 11, 1999, and who continues to own beneficially as of the Expiration Date, an aggregate of less than 100 Shares.

   The undersigned either (check one box):

  [_] was the beneficial owner, as of the close of business on June 11, 1999, of an aggregate of less than 100 Shares all of which are being tendered; or

  [_] is a broker, dealer, commercial bank, trust company or other nominee which:

      (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

      (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner, as of the close of business on June 11, 1999, of an aggregate of less than 100 Shares and is tendering all of such Shares.

   If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (in Dollars) Per Share at Which Shares are Being Tendered" in this Letter of Transmittal). [_]

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 4, 6, 7 and          (See Instructions 1, 4, 6 and 9)
                 9)


                                             To be completed ONLY if the
   To be completed ONLY if the             check issued in the name of the
 check for the purchase price of           undersigned for the purchase
 Shares purchased or Share Certif-         price of Shares purchased or
 icates evidencing Shares not ten-         Share Certificates evidencing
 dered or not purchased are to be          Shares not tendered or not
 issued in the name of someone             purchased are to be mailed to
 other than the undersigned.               someone other than the
                                           undersigned, or to the
                                           undersigned at an address other
                                           than that shown under
                                           "Description of Shares Tendered."


 Issue:[_] Check
       [_] Share Certificate(s) to:


 Name _____________________________        Mail:[_] Check
 __________________________________             [_] Share Certificate(s) to:

 __________________________________
           (Please Print)                  Name _____________________________

 Address __________________________        __________________________________
 __________________________________        __________________________________
         (Include Zip Code)                          (Please Print)

 __________________________________        Address __________________________
   (Tax Identification or Social           __________________________________
           Security No.)

  (See Substitute Form W-9 below)                  (Include Zip Code)

                                   IMPORTANT
                            SHAREHOLDERS: SIGN HERE
                           (See Instructions 1 and 6)
             (Please Complete Substitute Form W-9 Contained Herein)


 Signature(s) of Holder(s): _________________________________________________

 ----------------------------------------------------------------------------

 Dated: _______________________________________________________________, 1999

 Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.

 Name(s): ___________________________________________________________________

 ----------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________

 ----------------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Taxpayer Identification or
 Social Security Number(s): _________________________________________________
                             (See Substitute Form W-9 contained herein)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 6)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Area Code and Telephone Number: ____________________________________________

 Dated: _______________________________________________________________, 1999

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office, branch or agency in the United States which is a member of one of the Stock Transfer Association's approved medallion programs (such as the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program) (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the holder of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

  2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing ALL physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of receipt by the Depositary of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY OR, IN THE CASE OF GUARANTEED DELIVERY, BY THE DEPOSITARY ONLY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

  4. Partial Tenders and Unpurchased Shares (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered" of the box captioned "Description of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Indication of Price at which Shares are Being Tendered. For Shares to be properly tendered, the shareholder must check the box indicating the price per Share at which he/she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal; provided, however, that an Odd Lot Owner (as defined in Section 2 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that he/she is tendering all Shares at the Purchase Price. ONLY ONE PRICE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES (OTHER THAN PURSUANT TO TENDERS BY ODD LOT OWNERS AS PROVIDED HEREIN). A shareholder wishing to tender portions of such shareholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he/she wishes to tender each such portion of his/her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

  6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares, without alteration, enlargement or any other change whatsoever.

  If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

  If this Letter of Transmittal is signed by the registered holder(s) of the Share Certificate evidencing Shares tendered hereby, no endorsements or separate stock powers are required, unless payment is to be made, or Share Certificates evidencing Shares not purchased or not tendered are to be issued, to a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate evidencing Shares tendered hereby, the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

  7. Stock Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all stock transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Shares are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person signing the Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered holder(s), or such other person), payable on account of the transfer to such person will be deducted from the Purchase Price, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

  8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Shares tendered before the Expiration Date, the Shares purchased first will consist of all Shares validly tendered on or prior to the Expiration Date at or below the Purchase Price by or on behalf of shareholders who beneficially owned, as of the close of business on June 11, 1999, and continue to beneficially own as of the Expiration Date, an aggregate of less than 100 Shares, and who tenders all of such shareholder's Shares. This preference will not be available unless the box captioned "Odd Lots" is completed.

  9. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal, or if a check issued in the name of the person(s) signing this Letter of Transmittal or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on this Letter of Transmittal, the appropriate boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

  10. Irregularities. The Company will determine, in its sole discretion, all questions as to the number of Shares to be accepted, the price to be paid therefor, the form of documents, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may in the opinion of the Company's counsel be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects of irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

  11. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  12. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the Purchase Price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should check the box next to "Awaiting TIN" in Part 3 of the Substitute Form W-9 and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 of Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the Purchase Price to such shareholder until a TIN is provided to the Depositary.

  13. Withholding on Foreign Shareholders. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign shareholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income, or
(iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and (y) one or more United States persons have authority to control all substantial decisions of the trust. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the shareholder's address and to any outstanding forms, certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such shareholder may be eligible should consider doing so in order to avoid overwithholding. A foreign shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

  14. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Shares purchased. See Section 1 of the Offer to Purchase.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS), OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). SHAREHOLDERS ARE ENCOURAGED TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 BELOW.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

What Number to Give the Depositary

  The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should check the box next to "Awaiting TIN" in Part 3 and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 of Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the Purchase Price to such shareholder until a TIN is provided to the Depositary.

                                 PAYER'S NAME:


                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
                        CERTIFY BY SIGNING AND         Social Security Number
                        DATING BELOW.                            OR

 SUBSTITUTE
 Form W-9
 Department of
 the Treasury                                          ----------------------
 Internal                                              Employer Identification
 Revenue                                                       Number
 Service               --------------------------------------------------------
                        Part 2--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:


 Payer's Request        (1) The number shown on this form is my correct
 for Taxpayer               Taxpayer Identification Number (or I am waiting
 Identification             for a number to be issued to me), and
 Number (TIN)          --------------------------------------------------------

                        (2) I am not subject to backup withholding either
                            because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                       --------------------------------------------------------
                        Part 3--Awaiting TIN [_]

                       --------------------------------------------------------
                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                        THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                        Signature  Date
                        Name (Please Print) _________________________________
                        Address (Please Print) ______________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature ____________________________________________________________Date:

 Name (Please Print) ________________________________________________________

 Address (Please Print) _____________________________________________________

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.
                                445 Park Avenue
                                   5th Floor
                               New York, NY 10022
                          Call Collect: (212)754-8000
                           Toll Free: (800) 566-9061
            Bankers and Brokerage Firms, Please Call: (800) 662-5200
                   Shareholders, Please Call: (800) 566-9061

                      The Dealer Manager for the Offer is:

                            CIBC WORLD MARKETS CORP.
                           One World Financial Center
                               New York, NY 10281
                                 (212) 667-7000